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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                February 28, 2002
                                -----------------

                             United Bankshares, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        West Virginia                  No. 0-13322                55-0641179
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                300 United Center
                            500 Virginia Street, East
                         Charleston, West Virginia 25301
                         -------------------------------
                    (Address of Principal Executive Offices)

                                 (304) 424-8800
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)

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Item 5.  Other Events
---------------------

         On February 28, 2002 United Bankshares, Inc. ("United") announced a plan to repurchase up to 1.72 million shares of its common stock on the open market. The plan represents 4% of the issued and outstanding shares of United. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)      Exhibits

         99.1 Press Release, dated February 28, 2002, issued by United Bankshares, Inc.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED BANKSHARES, INC.


Date:   February 28, 2002                By:  /s/ Steven E. Wilson
     ------------------------            ------------------------------
                                         Steven E. Wilson, Executive Vice
                                         President, Treasurer, Secretary and
                                         Chief Financial Officer